[LOGO]    State Bond
          U.S. Government and Agency Securities Fund


                                  State Bond
                              U.S. Government and
                               Agency Securities
                                     Fund


                                    Annual
                                    Report


                               October 31, 1996

State Bond U.S. Government and Agency Securities Fund


NOVEMBER 8, 1996



TO THE SHAREHOLDERS:

The State Bond U.S. Government and Agency Securities Fund (the "Fund") completed its eleventh year of operations on October 31, 1996. We wish to welcome the new shareholders that joined us during the year and thank all of our shareholders for their investment in the Fund.

The Fund's total net assets were approximately $13.3 million at the close of the fiscal year and the net asset value per share was $5.09. For the fiscal year, the Fund paid dividends which totaled 31 cents per share.

The 30-year U.S. Treasury bond had a yield of 6.33% at the beginning of the fiscal year. For the first two months of the fiscal year this yield declined, breaking below 6%. However, for the next eight months a strengthening economy produced higher interest rates with the 30-year Treasury bond reaching a yield of over 7%. The final two months of the year saw rates decline to near 6.70%. While the fluctuation in these interest rates over the year was quite significant, the per-share net asset value began the year at $5.10 and closed the year at $5.09 per share, a net decrease of only one cent. Therefore, with reinvested dividends, shareholders had a 6.13% return for the fiscal year.

The portfolio's composition at October 31, 1996 includes 74.4% in Government National Mortgage Association (GNMA) Certificates, 22.2% in Federal National Mortgage Association (FNMA) Certificates, and the remainder in a government repurchase agreement.

We value your investment in the Fund, and would be pleased to respond to inquiries you may have regarding the Fund or your investment in its shares.

Sincerely,

/s/ Keith O. Martens
Keith O. Martens
Vice President

             State Bond U.S. Government and Agency Securities Fund

                            Schedule of Investments

                               October 31, 1996

                                                        PRINCIPAL
                                                         AMOUNT          VALUE
                                                     ----------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED SECURITIES (96.6%)

Government National Mortgage Association (74.4%)

   8.50%, due 9/15/2021                              $    240,201     $   251,533
   8.50%, due 3/15/2022                                 1,159,063       1,213,439
   7.50%, due 4/15/2022                                   101,712         102,728
   8.50%, due 5/15/2022                                   225,223         235,776
   8.00%, due 6/15/2022                                   381,705         392,794
   7.50%, due 8/15/2022                                   626,482         632,741
   7.50%, due 10/15/2022                                  240,691         243,095
   7.50%, due 1/15/2023                                   740,133         747,527
   7.50%, due 2/15/2023                                   864,198         874,101
   7.50%, due 4/15/2023                                   353,836         356,928
   7.50%, due 5/15/2023                                   354,538         358,080
   7.50%, due 6/15/2023                                   468,648         471,778
   7.00%, due 7/15/2023                                   847,797         837,717
   7.00%, due 8/15/2023                                   657,127         648,492
   8.00%, due 4/15/2024                                   791,120         812,868
   8.00%, due 7/15/2024                                   423,620         434,468
   8.50%, due 9/15/2024                                   425,758         442,622
   7.50%, due 8/15/2025                                   471,681         474,271
   8.00%, due 8/20/2026                                   347,575         353,435
                                                                      -----------
                                                                        9,884,393

Federal National Mortgage Association (22.2%)

   7.00%, due 11/01/2023                                2,539,488       2,504,671
   7.00%, due 12/01/2023                                  442,255         436,170
                                                                      -----------
                                                                        2,940,841
                                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
  BACKED SECURITIES (Cost $12,918,321)                                 12,825,234

                                                              PRINCIPAL
                                                                AMOUNT       VALUE
                                                          ---------------------------
REPURCHASE AGREEMENT (3.4%)
  Repurchase agreement with State Street Bank and Trust
    Company, Inc., 4.00%, dated 10/31/96, due 11/1/96
    (Collateralized by U.S. Treasury Note, due 12/31/96,
    value $467,899) (Cost $457,000)                        $  457,000    $    457,000
                                                                         ------------

TOTAL INVESTMENTS (100.0%) (Cost $13,375,321)                            $ 13,282,234
                                                                         ============

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statement of Assets and Liabilities

                               October 31, 1996

ASSETS
Investment in securities, at value (cost $13,375,321)
 - See accompanying schedule                                    $ 13,282,234
Interest and other receivables                                        87,702
Cash                                                                  17,234
Prepaid assets                                                        17,612
                                                                ------------
TOTAL ASSETS                                                      13,404,782

LIABILITIES
Dividends payable                                                     54,517
Payable for capital shares repurchased                                29,298
Payable to affiliates                                                  9,731
Accrued expenses                                                      20,605
                                                                ------------
TOTAL LIABILITIES                                                    114,151
                                                                ------------

NET ASSETS                                                      $ 13,290,631
                                                                ============

Net assets consist of:
 Paid-in capital                                                $ 13,431,195
 Accumulated undistributed net realized loss on investments          (47,477)
 Net unrealized depreciation on investments                          (93,087)
                                                                ------------
NET ASSETS, for 2,612,700 shares outstanding                    $ 13,290,631
                                                                ============

NET ASSET VALUE, and redemption price per share                 $       5.09
                                                                ============
Maximum offering price per share (includes maximum sales
 charge of 5% - reduced on purchases of $25,000 or more)        $       5.36
                                                                ============
See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                            Statement of Operations

                          Year Ended October 31, 1996

INVESTMENT INCOME
 Interest                                                             $ 974,731

EXPENSES
 Investment advisory and management fees, net of Rule 12B-1 plan fees    54,592
 Rule 12b-1 plan fees                                                    34,120
 Professional fees                                                       17,121
 Shareholders' reports                                                   10,445
 Transfer agent fees                                                     13,430
 Accounting and custodial fees                                           25,751
 Other expenses                                                          17,664
                                                                      ---------
  Total expenses before reimbursement                                   173,123
  Less: expense reimbursement                                           (36,642)
                                                                      ---------
  Net expenses                                                          136,481
                                                                      ---------
Net investment income                                                   838,250


NET UNREALIZED LOSS ON INVESTMENTS                                      (55,907)
                                                                      ---------
Net increase in net assets resulting from operations                  $ 782,343
                                                                      =========

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                      Statements of Changes in Net Assets

                                                     YEAR ENDED OCTOBER 31,
                                                        1996         1995
                                                   ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                            $   838,250    $   890,828
  Net realized loss on investments                           -        (47,477)
  Net unrealized appreciation (depreciation)           (55,907)     1,150,333
                                                   ---------------------------
    Net increase in net assets resulting from
      operations                                       782,343      1,993,684

Distributions to shareholders from:
  Net investment income                               (838,250)      (890,828)
  Net realized gain                                          -        (58,624)
                                                   ---------------------------
     Total distributions to shareholders              (838,250)      (949,452)

Capital share transactions:
  Proceeds from sales of shares                        706,482      1,886,616
  Proceeds from reinvested distributions               548,640        611,738
  Cost of shares redeemed                           (1,907,292)    (3,067,671)
                                                   ---------------------------
    Net decrease in net assets resulting from
      share tranactions                               (652,170)      (569,317)
                                                   ---------------------------
Total increase (decrease) in net assets               (708,077)       474,915

NET ASSETS
Beginning of year                                   13,998,708     13,523,793
                                                   ---------------------------
End of year                                        $13,290,631    $13,998,708
                                                   ===========================
OTHER INFORMATION
Shares:
  Sold                                                 139,023        385,235
  Issued through reinvestment of distributions         108,406        124,760
  Redeemed                                            (377,100)      (625,368)
                                                   ---------------------------
     Net decrease                                     (129,671)      (115,373)
                                                   ==========================

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                             Financial Highlights

                                                                  YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------------
                                                   1996       1995        1994        1993       1992
                                                --------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of year               $   5.10    $  4.73     $  5.29     $  5.24     $  5.21
Income from investment operations:
  Net investment income                               .31        .32         .31         .33         .37
  Net realized and unrealized gain
    (loss) on investments                            (.01)       .39        (.54)        .08         .03
                                                --------------------------------------------------------
  Total from investment operations                    .30        .71        (.23)        .41         .40
Less distributions:
  From net investment income                         (.31)      (.32)       (.31)       (.33)       (.37)
  From net realized gain                                -       (.02)       (.02)       (.03)          -
                                                --------------------------------------------------------
    Total distributions                              (.31)      (.34)       (.33)       (.36)       (.37)
                                                --------------------------------------------------------
Net asset value, end of year                     $   5.09    $  5.10     $  4.73     $  5.29     $  5.24
                                                ========================================================
TOTAL RETURN*                                        6.13%     15.48%      (4.50%)      8.11%       7.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)           $ 13,291    $13,999     $13,524     $15,958     $14,713
Ratio of expenses to average net assets              1.00%      1.00%       1.00%       1.00%       1.00%
Ratio of net investment income to
  average net assets                                 6.14%      6.46%       7.22%       6.30%       7.01%
Ratio of expenses to average net assets
  before voluntary expense
  reimbursements                                     1.27%      1.25%       1.23%       1.21%       1.22%
Ratio of net investment income to
  average net assets before voluntary
  expense reimbursements                             5.87%      6.20%        6.00%      6.12%       6.77%
Portfolio turnover rate                                 -          7%          23%         9%         47%

*Total returns do not consider the effects of the one time sales charge.

See accompanying notes.

             State Bond U.S. Government and Agency Securities Fund

                         Notes to Financial Statements

                               October 31, 1996

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond U.S. Government and Agency Securities Fund (the "Fund") is the only investment portfolio of the State Bond Income Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income and preserve capital.

ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM") on June 14, 1995. As part of this acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manger of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective February 1, 1996, ARM Transfer Agency, Inc. ("ARM Transfer Agency") replaced SBM Financial Services as transfer agent for the Fund. ARM Transfer Agency assumed SBM Financial Services responsibility pursuant to a transfer agency agreement with the Fund. ARM Transfer Agency is a wholly owned subsidiary of ARM.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Investment securities are stated at market values. Market valuations are furnished by a pricing service approved by the Board of Directors. The pricing service values portfolio securities which have remaining maturities of more than 60 days from the date of

             State Bond U.S. Government and Agency Securities Fund

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

valuation at the mean between the quoted bid and asked prices when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value, as determined by the pricing service. Short-term holdings maturing in 60 days or less are valued at amortized cost which approximates market value.

Security transactions are accounted for on trade date, and interest income is recorded on the accrual basis. Realized gains or losses from investment transactions are determined on the basis of specific identification.

At October 31, 1996, net unrealized depreciation of investment securities aggregated $93,087, of which $123,052 related to appreciated investment securities and $216,139 to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes. At October 31, 1996, the Fund had a capital loss carryforward of $47,477 which is available to offset future taxable gains and will expire October 31, 2003.

INCOME TAXES

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income. Therefore, no provision for federal or state income tax is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Distributions from taxable net realized investment gains, if any, are declared at least once a year. Dividends and distributions are recorded on the ex-dividend date.

2.  INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% of average daily net assets of the Fund. Included in the investment advisory fee is .25% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of 1.00% of the average daily net assets, despite the fact that higher expenses may be permitted by state law.

             State Bond U.S. Government and Agency Securities Fund

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Fees paid to SBM Financial Services for underwriting services in connection with sales of the Fund's capital shares aggregated $24,564 for the fiscal year ended October 31, 1996. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares as shown in the accompanying statements of changes in net assets.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, SBM Financial Services and ARM Transfer Agency.

3. CAPITAL SHARES

At October 31, 1996, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001.

4. SUBSEQUENT EVENT

On November 15, 1996, the Board of Directors of the Fund ratified a Plan of Reorganization (the "Reorganization") for the Fund. The Reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to the Federated Fund for U.S. Government Securities, Inc. (the "Federated Fund"), a mutual fund advised by Federated Investors, in exchange for shares of the Federated Fund. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The Reorganization is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the Reorganization for the Fund, the Federated Fund and their respective shareholders. No sales charges would be imposed on the proposed Reorganization.

                        Report of Independent Auditors

The Board of Directors and Shareholders
State Bond U.S. Government and Agency Securities Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond U.S. Government and Agency Securities Fund (the "Fund") as of October 31, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1994 of the State Bond U.S. Government and Agency Securities Fund were audited by other auditors whose report dated November 29, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond U.S. Government and Agency Securities Fund at October 31, 1996, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                          /s/ Ernst & Young LLP


Kansas City, Missouri
November 20, 1996

BOARD OF DIRECTORS


William B. Faulkner
President, William Faulkner & Associates, Inc.
Director, State Bond mutual funds

John Katz
Executive Vice President, Equitable Investment Corporation, retired 1991
Director, State Bond mutual funds

John R. Lindholm
Executive Vice President, ARM Financial Group, Inc.
Chairman, State Bond mutual funds

Chris L. Mahai
Senior Vice President, Strategic Integration, Star Tribune
Director, State Bond mutual funds

Theodore S. Rosky
Executive Vice President and Chief Financial Officer,
Providian Corporation, retired 1992
Director, State Bond mutual funds


                             --------------------


                              INVESTMENT ADVISER
                          ARM Capital Advisors, Inc.

                              GENERAL DISTRIBUTOR
                         SBM Financial Services, Inc.
                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                                1-800-328-4735

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                             Kansas City, Missouri


                             --------------------


This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.